Summary Prospectus Thornburg Investment Income Builder Fund

FEBRUARY 1, 2016	CLASS A: TIBAX | CLASS C: TIBCX | CLASS I: TIBIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’ s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2016, are incorporated by reference into this Summary Prospectus.

 Investment Goal

The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about these and other discounts is available from your financial professional and in “Opening Your Account – Buying Fund Shares” on page 86 of the Prospectus.

Shareholder Fees

(fees paid directly from your investment)

(1)    A 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)    Imposed only on redemptions of Class C shares within 12 months of purchase.

(3)    Thornburg Investment Management, Inc. (“Thornburg”) and/or Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C expenses do not exceed 1.90%, not including the effects of Acquired Fund Fees and Expenses. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg or TSC before February 1, 2017, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date. Thornburg and TSC retain the ability to be repaid by the Fund for fee waivers and expense reimbursements during a fiscal year if Fund expenses fall below the relevant percentage threshold before the end of that fiscal year.

(4)    The figures for Total Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table have been recalculated to add amounts for “Acquired Fund Fees and Expenses,” in accordance with regulatory rules. Acquired Fund Fees and Expenses vary with changes in the amount of the Fund’s investments in investment companies and other factors. Please see the disclosure below under the caption “Explanation of Acquired Fund Fees and Expenses” for a further explanation.

	Class A		Class C		Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%		none		none

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	(1)	1.00%	(2)	none
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class C		Class I

Management Fees	0.69%		0.69%		0.69%

Distribution and Service (12b-1) Fees	0.25%		1.00%		0.00%

Other Expenses	0.23%		0.23%		0.16%

Acquired Fund Fees and Expenses	0.16%		0.16%		0.16%

Total Annual Fund Operating Expenses	1.33%		2.08%		1.01%

Fee Waiver/Expense Reimbursement	–		(0.02)%	(3)	–

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (4)	1.33%		2.06%		1.01%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$579	$852	$1,146	$1,979
Class C Shares	$309	$650	$1,117	$2,409
Class I Shares	$103	$322	$558	$1,236

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$209	$650	$1,117	$2,409

Click here to view the Fund’s Prospectus or Statement of Additional Information.

Explanation of Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” shown in the table in the left-hand column are expenses incurred indirectly by other investment companies, such as business development companies, in which the Fund may hold shares. These operating expenses are similar to the expenses paid by other businesses owned by the Fund, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value. These expenses have no impact on the costs associated with Fund operations. Regulatory rules require that the Acquired Fund Fees and Expenses be added to the actual operating expenses of the Fund, and that the total be shown in the bottom line of the Annual Fund Operating Expenses table in the left-hand column. Please see the expense figures shown in the Financial Highlights for the Fund, at pages 138 – 139, for a clearer picture of the Fund’s actual operating costs.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.71% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily including stocks and bonds, as described below. The Fund will under normal conditions invest at least 80% of its assets in income-producing securities, and at least 50% of its assets in common stocks.

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries), including preferred stock, publicly traded real estate investment trusts, other equity trusts and partnership interests. The Fund expects that equity investments in the Fund’s portfolio normally will be weighted in favor of companies which pay dividends or other current income.

The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations, mortgage- and other asset-backed securities and government obligations. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund may invest a significant portion of its assets in securities of issuers domiciled outside the United States, including developing countries.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated

2 Thornburg Investment Income Builder Fund ● February 1, 2016	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Prepayment Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 78 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Income Builder Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to a Blended Benchmark comprised of 25% Barclays U.S. Aggregate Bond Index, which represents a broad measure of bond market performance, and 75% MSCI World Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2015. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

Highest quarterly results for time period shown: 23.40%

(quarter ended 06-30-09).

Lowest quarterly results for time period shown: -15.16%

(quarter ended 12-31-08).

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Thornburg Investment Income Builder Fund ● February 1, 2016	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Average Annual Total Returns (periods ended 12-31-15)

Class A Shares	1 Year	5 Years	10 Years

Return Before Taxes	-9.61%	4.25%	6.24%

Return After Taxes on Distributions	-11.19%	2.17%	4.08%

Return After Taxes on Distributions and Sale of Fund Shares	-5.41%	2.40%	4.02%

Blended Index (reflects no deduction for fees, expenses, or taxes)	-0.33%	6.66%	5.13%

Class C Shares	1 Year	5 Years	10 Years

Return Before Taxes	-6.96%	4.48%	6.03%

Blended Index (reflects no deduction for fees, expenses, or taxes)	-0.33%	6.66%	5.13%

Class I Shares	1 Year	5 Years	10 Years

Return Before Taxes	-5.10%	5.55%	7.09%

Blended Index (reflects no deduction for fees, expenses, or taxes)	-0.33%	6.66%	5.13%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C and Class I shares because the returns of the classes are different.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Brian J. McMahon, the president of the Trust and a managing director and chief investment officer of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since its inception.

Jason Brady, CFA, the chief executive officer, president, and a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2007.

Ben Kirby, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2013.

Purchase and Sale of Fund Shares

Minimum Initial Purchase

Class A Shares

$5,000 per Fund per account for individual investors.

$2,000 per Fund per account for individual retirement accounts (IRAs).

$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Class C Shares

$5,000 per Fund per account for individual investors.

$2,000 per Fund per account for individual retirement accounts (IRAs).

Class I Shares

$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.

$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.

$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Minimum Subsequent Purchases

All Classes

$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).

Redemptions

You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 98 of the Prospectus.

For important information about the purchase and sale of Fund shares and financial intermediary compensation, please turn to “Summary of Other Important Information Respecting Fund Shares” on page 77 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s Prospectus or SAI. TH2137

4 Thornburg Investment Income Builder Fund ● February 1, 2016	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download